UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2021

INOTIV, INC.

(Exact name of registrant as specified in
its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Kent Avenue West Lafayette, Indiana	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 463-4527

Bioanalytical Systems, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Common Shares	BASi	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 18, 2021, Inotiv, Inc. (the “Company”) filed Articles of Amendment to its Second Amended and Restated Articles of Incorporation, as amended (the “Articles”), reflecting its corporate name change from Bioanalytical Systems, Inc. to Inotiv, Inc., effective on March 18, 2021. In addition, on March 18, 2021, the Company revised its Second Amended and Restated Bylaws, as amended (the “Bylaws”), to reflect its corporate name change.

This summary is qualified in its entirety by reference to the Articles and Bylaws, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated here by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 18, 2021, the Company held its annual meeting of shareholders. A total of 8,378,513 shares of the Company’s common stock outstanding and entitled to vote were present at the meeting in person or by proxy. The following is a summary of matters voted on at the meeting:

a.	Two Class III members of the Board of Directors were elected to serve a three-year term ending in 2024 with the following votes cast:

Nominee	For	Withheld	Broker Non-Vote
Gregory C. Davis, Ph.D.	5,488,294	697,021	2,193,198
John E. Sagartz, DVM, PhD, DACVP	5,523,647	661,668	2,193,198

b.	The appointment of RSM US LLP as our independent registered public accountants for fiscal 2021 was ratified by the following shareholder vote:

Vote Type	Voted
For	7,715,194
Against	3,169
Abstain	660,150

c.	The proposal to approve the filing of Articles of Amendment to the Company’s Second Amended and Restated Articles of Incorporation, as amended, in order to change our corporate name to Inotiv, Inc., passed with the following votes cast:

Vote Type	Voted
For	8,224,039
Against	126,578
Abstain	27,896

Item 7.01 Regulation FD Disclosure.

On March 19, 2021, the Company issued the attached press release regarding the Company’s corporate name change to Inotiv, Inc. The information furnished under Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Articles of Incorporation of Inotiv, Inc. (formerly known as Bioanalytical Systems, Inc.), as amended through March 18, 2021
3.2	Second Amended and Restated Bylaws of Inotiv, Inc. (formerly known as Bioanalytical Systems, Inc.), as amended through March 18, 2021
99.1	Press Release, dated March 19, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inotiv, Inc.

Date: March 19, 2021	By:	/s/ Beth A. Taylor
Beth A. Taylor
Chief Financial Officer, Vice President – Finance